Exhibit 10.8

EXECUTION VERSION

EXCLUSIVITY AGREEMENT

December 6, 2023

CRB Securities, LLC

2115 Linwood Avenue

Fort Lee, NJ 07024

Re:        Exclusivity Agreement (this “Agreement”)

Ladies and Gentlemen:

Reference is made to (i) the Third Amended and Restated Loan Program Agreement, dated on or about the date hereof (as it may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Solar Loan Program Agreement”), among Cross River Bank (“Bank”), Sunlight Financial LLC (“Sunlight”) and SL Financial Holdings Inc. (“Guarantor”) and (ii) the Second Amended and Restated Home Improvement Loan Program Agreement, dated on or about the date hereof (as it may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “HI Loan Program Agreement” and, together with the Solar Loan Program Agreement, the “Loan Program Agreements”), among Bank, Sunlight and Guarantor (each, a “Party”). Capitalized terms used and not defined in this Agreement shall have the meanings ascribed to such terms in the applicable Loan Program Agreement.

Each of Sunlight and Guarantor hereby agrees with CRB Securities, LLC (“CRB Securities”) that (i) in connection with any sale of (x) Non-Portfolio Loans by Bank under any Loan Program Agreement to an entity other than Sunlight or any Affiliate of Sunlight or (y) loans that were Non-Portfolio Loans by Sunlight or an Affiliate of Sunlight to an entity other than Sunlight or an Affiliate of Sunlight (each of clause (x) and (y), a “Loan Sale”), Sunlight or Guarantor shall offer to CRB Securities the right to act as loan sale advisor with respect to such Loan Sale for compensation equal to [TEXT REDACTED]% of the outstanding principal amount of the Non-Portfolio Loans proposed to be sold in such Loan Sale and on commercially reasonable terms (other than the agreed upon compensation) unless otherwise agreed between Sunlight and CRB Securities and (ii) in connection with any securitization or other financing of loans that were Non-Portfolio Loans, which financing is borrowed, issued or sponsored by Sunlight or an Affiliate of Sunlight or otherwise includes loans that were Non-Portfolio Loans that will be sold by Sunlight or an Affiliate of Sunlight directly into such securitization or other financing in contemplation of such securitization or financing (a “Financing Transaction”), Sunlight or Guarantor shall offer to CRB Securities the right to act as sole structuring agent with respect to such Financing Transaction for compensation equal to [TEXT REDACTED]% of the outstanding principal amount of the Non-Portfolio Loans proposed to be financed and on commercially reasonable terms (other than the agreed upon compensation) unless otherwise agreed between Sunlight and CRB Securities. Sunlight and Guarantor believe that CRB Securities is capable of providing the services hereunder, in part, based on its institutional and product knowledge regarding Sunlight and its activities.

Sunlight or Guarantor shall provide written notice to CRB Securities of the intention of Sunlight or Guarantor to arrange any Loan Sale or to sponsor, issue, borrow or sell into any Financing Transaction, either directly or indirectly (acting through a special purpose borrowing entity or otherwise indirectly) with such written notice to include the terms of such proposed Loan Sale or Financing Transaction (each such written notice, a “Proposed Transaction Notice”). Each of Sunlight and Guarantor agrees on its own behalf and on behalf of its Affiliates that none of Sunlight, Guarantor or any Affiliate shall enter into such proposed Loan Sale or Financing Transaction during the Review Period (as defined below). Within ten (10) Business Days of delivery of a Proposed Financing Notice (the “Review Period”), CRB Securities shall have the right to agree to act as loan sale advisor with respect to such Loan Sale or as sole structuring agent with respect to such Financing Transaction, as applicable, by providing a notice of its intention to so act (on commercially reasonable terms, other than agreed upon compensation). Failure by CRB Securities to provide such notice of acceptance within ten (10) Business Days of delivery of a Proposed Transaction Notice shall constitute a waiver by CRB Securities of its rights under this Agreement with regard to the proposed Loan Sale or Financing Transaction specified in the related Proposed Transaction Notice only, and shall not constitute a waiver of CRB Securities’ rights with respect to any other proposed Loan Sale or Financing Transaction. Notwithstanding anything to the contrary contained herein, if a proposed Financing Transaction is a financing that is not sponsored by Sunlight or an affiliate and, as a result, Sunlight or Guarantor does not control the decision to engage CRB Securities as sole structuring agent, then such proposed Financing Transaction shall be considered as a Loan Sale for all purposes of this Agreement (including compensation of CRB Securities).

CRB Securities agrees that (i) any Exit Fees paid or payable under the Loan Program Agreements with respect to the Non-Portfolio Loans involved in a Loan Sale or Financing Transaction shall be credited against the compensation payable to CRB Securities in connection with such Loan Sale or Financing Transaction and (ii) if CRB Securities elects not to act as loan sale advisor with respect to a Loan Sale or as sole structuring agent with respect to a Financing Transaction, then upon consummation of such Loan Sale or Financing Transaction, as applicable, CRB Securities shall pay to Sunlight a fee equal to [TEXT REDACTED]% of the outstanding principal amount of the Non-Portfolio Loans proposed to be sold or financed in such transaction in respect of which an Exit Fee was paid or payable under the Loan Program Agreements.

1.             Miscellaneous.

(a)            Successors and Assigns. The terms and provisions of this Agreement shall be binding upon, and shall inure to the benefit of, the successors and assigns of the parties hereof.

(b)            Entire Agreement; Survival. This Agreement represents the entire agreement of the parties hereto with respect to the subject matter hereof.

(c)            Applicable Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

(d)            Consent to Jurisdiction. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, ALL PARTIES HERETO IRREVOCABLY (A) ACCEPT GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVE ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREE THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO EACH PARTY AT THE ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.11 OF THE LOAN PROGRAM AGREEMENTS, AND AGREE THAT SUCH SERVICE OF PROCESS IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER YOU IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (D) AGREE THAT A PARTY (OR A DESIGNATED AFFILIATE) RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST YOU IN THE COURTS OF ANY OTHER JURISDICTION.

(e)            Waiver of Jury Trial. By executing and delivering this Agreement, all parties hereto hereby waive their right to a trial by jury.

(f)             Severability. In case any provision or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(g)            Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but together they shall constitute one and the same instrument. Each party agrees that this Agreement and any documents to be delivered in connection with this Agreement may be executed by means of an electronic signature. Any electronic signatures appearing on this Agreement and such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

(h)            Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives as of the day and year first written above.

Very truly yours,

SUNLIGHT FINANCIAL LLC

By:	/s/ Rodney Yoder
Name:	Rodney Yoder
Title:	Chief Financial Officer

SL FINANCIAL HOLDINGS INC.

By:	/s/ Rodney Yoder
Name:	Rodney Yoder
Title:	Chief Financial Officer

Agreed and accepted as of the date first above written:

CRB SECURITIES, LLC

By:	/s/ Erica Willems
Name:	Erica Willems
Title:	Director

[Signature Page to Exclusivity Agreement]